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                        AMENDED AND RESTATED DECLARATION

                                    OF TRUST


                    CITICORP CAPITAL [X][XI][XII][XIII][XIV]


                        Dated as of ______________, 1997


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                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

                                     ARTICLE
                         INTERPRETATION AND DEFINITIONS

        SECTION 1.1   Definitions ........................................   2

                                   ARTICLE II
                               TRUST INDENTURE ACT

        SECTION 2.1   Trust Indenture Act; Application ...................   9
        SECTION 2.2   Lists of Holders of Securities .....................   9
        SECTION 2.3   Reports by the Institutional Trustee ...............  10
        SECTION 2.4   Periodic Reports to Institutional Trustee ..........  10
        SECTION 2.5   Evidence of Compliance with Conditions Precedent ...  10
        SECTION 2.6   Events of Default; Waiver ..........................  10
        SECTION 2.7   Event of Default; Notice ...........................  12


                                   ARTICLE III
                                  ORGANIZATION

        SECTION 3.1   Name ...............................................  13
        SECTION 3.2   Office .............................................  13
        SECTION 3.3   Purpose ............................................  13
        SECTION 3.4   Authority ..........................................  13
        SECTION 3.5   Title to Property of the Trust .....................  14
        SECTION 3.6   Powers and Duties of the Regular Trustees ..........  14
        SECTION 3.7   Prohibition of Actions by the Trust and
                      the Trustees .......................................  17
        SECTION 3.8   Powers and Duties of the Institutional
                      Trustee ............................................  18
        SECTION 3.9   Certain Duties and Responsibilities of the
                      Institutional Trustee ..............................  20
        SECTION 3.10  Certain Rights of Institutional Trustee ............  22
        SECTION 3.11  Delaware Trustee ...................................  26
        SECTION 3.12  Execution of Documents .............................  26
        SECTION 3.13  Not Responsible for Recitals or Issuance of
                      Securities .........................................  26
        SECTION 3.14  Duration of Trust ..................................  26
        SECTION 3.15  Mergers ............................................  26
        SECTION 3.16  Limitation to Trust Property .......................  28
        SECTION 3.17  Compensation and Fees ..............................  28


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                                   ARTICLE IV
                                     SPONSOR

        SECTION 4.1   Sponsor's Purchase of Common Securities ............  29
        SECTION 4.2   Responsibilities of the Sponsor ....................  29

                                    ARTICLE V
                                    TRUSTEES

        SECTION 5.1   Number of Trustees .................................  30
        SECTION 5.2   Delaware Trustee ...................................  30
        SECTION 5.3   Institutional Trustee; Eligibility .................  31
        SECTION 5.4   Certain Qualifications of Regular Trustees
                      and Delaware Trustee Generally .....................  32
        SECTION 5.5   Regular Trustees ...................................  32
        SECTION 5.6   Delaware Trustee ...................................  32
        SECTION 5.7   Appointment, Removal and Resignation of
                      Trustees ...........................................  33
        SECTION 5.8   Vacancies among Trustees ...........................  34
        SECTION 5.9   Effect of Vacancies ................................  34
        SECTION 5.10  Meetings ...........................................  35
        SECTION 5.11  Delegation of Power ................................  35
        SECTION 5.12  Merger, Conversion, Consolidation or
                      Succession to Business .............................  36
        SECTION 5.13  Co-Trustees and Separate Trustee ...................  36

                                   ARTICLE VI
                                  DISTRIBUTIONS

        SECTION 6.1   Distributions ......................................  38

                                   ARTICLE VII
                             ISSUANCE OF SECURITIES

        SECTION 7.1   General Provisions Regarding Securities ............  38
        SECTION 7.2   Paying Agent .......................................  39
        SECTION 7.3   Listing ............................................  40

                                  ARTICLE VIII
                      DISSOLUTION AND TERMINATION OF TRUST

        SECTION 8.1   Dissolution and Termination of Trust ...............  40


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                                   ARTICLE IX
                              TRANSFER OF INTERESTS

        SECTION 9.1   Transfer of Securities .............................  41
        SECTION 9.2   Transfer of Certificates ...........................  41
        SECTION 9.3   Deemed Security Holders ............................  43
        SECTION 9.4   Book Entry Interests ...............................  43
        SECTION 9.5   Notices to Clearing Agency .........................  45
        SECTION 9.6   Appointment of Successor Clearing Agency ...........  45
        SECTION 9.7   Definitive Preferred Security Certificates .........  45
        SECTION 9.8   Mutilated, Destroyed, Lost or Stolen Certificates ..  46

                                    ARTICLE X
                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

        SECTION 10.1  Liability ..........................................  46
        SECTION 10.2  Exculpation ........................................  47
        SECTION 10.3  Fiduciary Duty .....................................  47
        SECTION 10.4  Indemnification ....................................  49
        SECTION 10.5  Outside Businesses .................................  52

                                   ARTICLE XI
                                   ACCOUNTING

        SECTION 11.1  Fiscal Year ........................................  53
        SECTION 11.2  Certain Accounting Matters .........................  53
        SECTION 11.3  Banking ............................................  53
        SECTION 11.4  Withholding ........................................  54

                                   ARTICLE XII
                             AMENDMENTS AND MEETINGS

        SECTION 12.1  Amendments .........................................  54
        SECTION 12.2  Meetings of the Holders of Securities; Action
                      by Written Consent .................................  56

                                  ARTICLE XIII
                    REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                              AND DELAWARE TRUSTEE

        SECTION 13.1  Representations and Warranties of
                      Institutional Trustee ..............................  58


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                                                                            Page
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        SECTION 13.2  Representations and Warranties of Delaware
                      Trustee ............................................  59

                                   ARTICLE XIV
                                  MISCELLANEOUS

        SECTION 14.1  Notices ............................................  60
        SECTION 14.2  Governing Law ......................................  61
        SECTION 14.3  Intention of the Parties ...........................  61
        SECTION 14.4  Headings ...........................................  62
        SECTION 14.5  Successors and Assigns .............................  62
        SECTION 14.6  Partial Enforceability .............................  62
        SECTION 14.7  Counterparts .......................................  62


        ANNEX I       TERMS OF SECURITIES ................................  I-1
        EXHIBIT A-1   FORM OF PREFERRED SECURITY CERTIFICATE ............. A1-1
        EXHIBIT A-2   FORM OF COMMON SECURITY CERTIFICATE ................ A2-1
        EXHIBIT B     SPECIMEN OF DEBENTURE ..............................  B-1
        EXHIBIT C     DEALER MANAGER AGREEMENT ...........................  C-1


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                             CROSS-REFERENCE TABLE*


     Section of
Trust Indenture Act                                       Section of
of 1939, as amended                                       Declaration
-------------------                                       -----------

310(a).................................................   5.3(a)
310(c).................................................   Inapplicable
311(c).................................................   Inapplicable
312(a).................................................   2.2(a)
312(b).................................................   2.2(b)
313....................................................   2.3
314(a).................................................   2.4
314(b).................................................   Inapplicable
314(c).................................................   2.5
314(d).................................................   Inapplicable
314(f).................................................   Inapplicable
315(a).................................................   3.9(b)
315(c).................................................   3.9(a)
315(d).................................................   3.9(a)
316(a).................................................   Annex I
316(c).................................................   3.6(e)

_______________

* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.


                                        v
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                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                              CITICORP CAPITAL [ ]

                                ___________, 1997


               AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of ___________, 1997, by the Trustees (as defined herein), the Sponsor (as defined herein) and the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration;

               WHEREAS, the Trustees and the Sponsor established Citicorp Capital [ ] (the "Trust"), a trust under the Business Trust Act (as defined herein)pursuant to a Declaration of Trust dated as of January 27, 1997 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on January 30, 1997, for the sole purposes of issuing certain securities representing undivided beneficial interests in the assets of the Trust and investing in certain Debentures of the Debenture Issuer;

               WHEREAS, as of the date hereof, no interests in the Trust have been issued; and

               WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration;

               NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.


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                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

SECTION 1.1    Definitions.

               Unless the context otherwise requires:

              (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
       Section 1.1;

              (b) a term defined anywhere in this Declaration has the same meaning throughout;

              (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

              (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

               (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

               (f) a reference to the singular includes the plural and vice versa.

               "Additional Interest" has the meaning set forth in the Indenture.

               "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

               "Agent" means any Paying Agent.

               "Authorized Officer" of a Person means any Person that is authorized to legally bind such Person.

               "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

               "Business Day" means any day other than Saturday, Sunday or any other day on which banking institutions in New York City, are permitted or required by any applicable law to close.


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               "Business Trust Act" means Chapter 38 of Title 12 of the Delaware
Code, 12 Del. Code ss. 3801 et seq., as it may be amended from time to time, or any successor legislation.

               "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

               "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

               "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

               "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

               "Commission" means the Securities and Exchange Commission.

               "Common Securities" has the meaning specified in Section 7.1(a).

               "Common Securities Guarantee" means the guarantee agreement to be dated as of ____________, 1997 of the Sponsor in respect of the Common Securities.

               "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.

               "Company Indemnified Person" means (a) any Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

               "Corporate Trust Office" means the office of the Institutional Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at Rodney Square North, 9th Floor, 1100 North Market Street, Wilmington, Delaware 19890-0001.


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               "Coupon Rate" has the meaning set forth in Section 2(a) of Annex
I.

               "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

               "Dealer Manager Agreement" means the Dealer Manager Agreement in the form of Exhibit C.

               "Debenture Issuer" means Citicorp, a Delaware corporation, or any successor entity resulting from any consolidation, amalgamation, merger or other business combination, in its capacity as issuer of the Debentures under the Indenture.

               "Debenture Trustee" means Wilmington Trust Company, a national banking association duly organized and existing under the laws of the United States, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

               "Debentures" means the series of Debentures to be issued by the Debenture Issuer under the Indenture to be held by the Institutional Trustee, a specimen certificate for such series of Debentures being Exhibit B.

               "Definitive Preferred Security Certificates" has the meaning set forth in Section 9.4.

               "Delaware Trustee" has the meaning set forth in Section 5.2.

               "Depositary Shares" means those certain depositary shares, each representing a one-tenth interest in a share of Citicorp __% [Non]cumulative Preferred Stock, Series __.

               "Dissolution Tax Opinion" has the meaning set forth in Section 4(c) of Annex I hereto.

               "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

               "DTC" means The Depository Trust Company, the initial Clearing Agency.

               "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) that has occurred and is continuing in respect of the Debentures.


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               "Exchange" means the exchange of Preferred Securities for
Depositary Shares, subject to the terms and conditions, and in the manner, set forth in the registration statement referred to in Section 3.6(b).

               "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

               "Exchange Date" means the date on which the Trust commences delivery of Preferred Securities for Depositary Shares pursuant to the Exchange.

               "Expiration Date" means the expiration date for the tender of Depositary Shares in the Exchange.

               "Fiduciary Indemnified Person" has the meaning set forth in
Section 10.4(b).

               "Global Certificate" has the meaning set forth in Section 9.4.

               "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

               "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

               "Indenture" means the Indenture dated as of December 17, 1996, among the Debenture Issuer and the Debenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

               "Institutional Trustee" has the meaning set forth in Section 5.3.

               "Institutional Trustee Account" has the meaning set forth in
Section 3.8(c).

               "Investment Company" means an investment company as defined in the Investment Company Act.

               "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

               "Legal Action" has the meaning set forth in Section 3.6(g).

               "Majority in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of


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

outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

               "No Recognition Opinion" has the meaning set forth in Section 4(c) of Annex I hereto.

               "Officers' Certificate" means, with respect to any Person, a certificate signed by the Chairman, a Vice Chairman, a Vice President, the Chief Auditor, the Treasurer, the Secretary or an Assistant Secretary of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

               (a) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

               (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

               (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

               "Paying Agent" has the meaning specified in Section 7.2.

               "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

               "Preferred Securities" has the meaning specified in Section
7.1(a).


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               "Preferred Securities Guarantee" means the guarantee agreement to be dated as of ____________, 1997, of the Sponsor and Wilmington Trust Company, as Preferred Guarantee Trustee, in respect of the Preferred Securities.

               "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

               "Preferred Security Certificate" means a certificate representing a Preferred Security substantially in the form of Exhibit A-1.

               "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

               "Regular Trustee" has the meaning set forth in Section 5.1.

               "Regulatory Capital Event" has the meaning set forth in Section 4(c) of Annex I hereto.

               "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

               "Responsible Officer" means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee, including any vice-president, any assistant vice-president, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

               "Rule 3a-5" means Rule 3a-5 under the Investment Company Act, or any successor rule or regulation.

               "Securities" means the Common Securities and the Preferred Securities.

               "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.


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

               "Securities Guarantees" means the Common Securities Guarantee and the Preferred Securities Guarantee.

               "Sponsor" means Citicorp, a Delaware corporation, or any successor entity resulting from any merger, consolidation, amalgamation or other business combination, in its capacity as sponsor of the Trust.

               "Successor Delaware Trustee" has the meaning set forth in Section 5.7.

               "Successor Institutional Trustee" has the meaning set forth in
Section 5.7.

               "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

               "Tax Event" has the meaning set forth in Section 4(c) of Annex I hereto.

               "10% in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

               "Terms Agreement" means the terms agreement between the Trust and the Debenture Issuer with respect to the terms of the Debentures and the terms of the Preferred Securities to be exchanged pursuant to the Exchange.

               "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

               "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.


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

               "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

               "Trust Property" means (i) the Debentures, (ii) any cash on deposit in, or owing to, the Institutional Trustee Account and (iii) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held by the Institutional Trustee for the Trust pursuant to this Declaration.

                                   ARTICLE II
                               TRUST INDENTURE ACT

SECTION 2.1    Trust Indenture Act; Application.

               (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

               (b) The Institutional Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

               (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by ss.ss. 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

               (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2 Lists of Holders of Securities.

               (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Institutional Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, provided that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Institutional


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

Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity) provided that the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

               (b) The Institutional Trustee shall comply with its obligations under ss.ss. 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3 Reports by the Institutional Trustee.

               Within 60 days after May 15 of each year, the Institutional Trustee shall provide to the Holders of the Preferred Securities such reports as are required by ss. 313 of the Trust Indenture Act, if any, in the form and in the manner provided by ss. 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the requirements of ss. 313(d) of the Trust Indenture Act.

SECTION 2.4    Periodic Reports to Institutional Trustee.

               Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such documents, reports and information as required by ss. 314 (if any) and the compliance certificate required by ss. 314 of the Trust Indenture Act in the form, in the manner and at the times required by ss. 314 of the Trust Indenture Act.

SECTION 2.5 Evidence of Compliance with Conditions Precedent.

               Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in ss. 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to ss. 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

SECTION 2.6 Events of Default; Waiver.

               (a) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:


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

               (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

               (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

The foregoing provisions of this Section 2.6(a) shall be in lieu of ss. 316(a)(1)(B) of the Trust Indenture Act and such ss. 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

               (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

               (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

               (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of ss.ss. 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such ss.ss. 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

               (c) A waiver of an Event of Default under the Indenture by the Institutional Trustee, at the direction of the Holders of the Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of ss. 316(a)(1)(B) of the Trust Indenture Act and such ss. 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

SECTION 2.7 Event of Default; Notice.

               (a) The Institutional Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Institutional Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Institutional Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

               (b) The Institutional Trustee shall not be deemed to have knowledge of any default except:

               (i) a default under Sections 5.01(a) and 5.01(b) of the Indenture; or

               (ii) any default as to which the Institutional Trustee shall have received written notice or of which a Responsible Officer of the Institutional Trustee charged with the administration of the Declaration shall have actual knowledge.

                                   ARTICLE III
                                  ORGANIZATION

SECTION 3.1    Name.

               The Trust is named "Citicorp Capital [__]" as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 3.2    Office.

               The address of the principal office of the Trust is c/o Citicorp, 399 Park Avenue, New York, New York 10043 Attn: Treasurer. On ten Business Days written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

SECTION 3.3    Purpose.

               The exclusive purposes and functions of the Trust are (a) to issue and sell Common Securities, to exchange Preferred Securities for Depositary Shares and to use the proceeds from such sale of Common Securities and the Depositary Shares accepted in such exchange to acquire the Debentures and (b) except as otherwise limited herein, to engage in only those other activities necessary, or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

SECTION 3.4    Authority.

               Subject to the limitations provided in this Declaration and to the specific duties of the Institutional Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Institutional Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 3.5 Title to Property of the Trust.

               Except as provided in Section 3.8 with respect to the Debentures and the Institutional Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.6 Powers and Duties of the Regular Trustees.

               The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

               (a) to issue the Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a simultaneous issuance of both Preferred Securities and Common Securities on the Exchange Date;

               (b) in connection with the issue and exchange of the Preferred Securities, at the direction of the Sponsor, to:

                     (i) execute and file with the Commission the registration
               statement on Form S-4 prepared by the Sponsor, including any amendments thereto, pertaining to the Preferred Securities and the Exchange;

                     (ii) execute and file any documents prepared by the
               Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Preferred Securities in any State in which the Sponsor has determined to qualify or register such Preferred Securities;

                     (iii) execute and file an application, prepared by the
               Sponsor, to the New York Stock Exchange, Inc. or any other national stock exchange or the Nasdaq Stock Market's National Market for listing upon notice of issuance of any Preferred Securities;

                     (iv) execute and file with the Commission a registration
               statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act; and

                     (v) execute and enter into the Dealer Manager Agreement and
               Terms Agreement providing for the exchange of the Preferred Securities;

               (c) to acquire the Debentures with the proceeds of the sale of the Common Securities and with the Depositary Shares accepted in the Exchange for the Preferred Securities; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Institutional Trustee for the benefit of the Holders of the Preferred Securities and the Holders of the Common Securities;

               (d) to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of a Tax Event or Regulatory Capital Event; provided that the Regular Trustees shall consult with the Sponsor and the Institutional Trustee before taking or refraining from taking any ministerial action in relation to a Tax Event or Regulatory Capital Event;

               (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of ss. 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

               (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

               (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Institutional Trustee has the exclusive power to bring such Legal Action;

               (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

               (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

               (j) to give the certificate required by ss. 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Regular Trustee;

               (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

               (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities or to appoint a Paying Agent for the Securities as provided in Section 7.2;

               (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

               (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

               (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

               (p) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

                     (i) causing the Trust not to be deemed to be an Investment
               Company required to be registered under the Investment Company
               Act;

                     (ii) causing the Trust to be classified for United States
               federal income tax purposes as a grantor trust; and

                     (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes,

       provided that such action does not adversely affect the interests of Holders in any material respect; and

               (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

               The Regular Trustees must exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

               Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Institutional Trustee set forth in Section 3.8.

               Any expenses incurred by the Regular Trustees pursuant to this
Section 3.6 shall be reimbursed by the Debenture Issuer.

SECTION 3.7 Prohibition of Actions by the Trust and the Trustees.

               (a) The Trust shall not, and the Trustees (including the Institutional Trustee) on behalf of the Trust shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Institutional Trustee) shall cause the Trust not to:

               (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

               (ii) acquire any assets other than as expressly provided herein;

               (iii) possess Trust property for other than a Trust purpose;

               (iv) make any loans or incur any indebtedness;

               (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

               (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

               (vii) other than as provided in this Declaration or Annex I, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of a nationally recognized independent counsel experienced in such matters to the effect that such modification will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

SECTION 3.8 Powers and Duties of the Institutional Trustee.

               (a) The legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with
Section 5.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

               (b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Institutional Trustee does not also act as Delaware Trustee).

               (c) The Institutional Trustee shall:

               (i) establish and maintain a segregated non-interest bearing trust account (the "Institutional Trustee Account") in the name of and under the exclusive control of the Institutional Trustee, except as provided in Section 7.2 hereof, on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Institutional Trustee Account and make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Institutional Trustee Account in accordance with Section 6.1. Funds in the Institutional Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Institutional Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

               (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Securities to the extent the Debentures are redeemed or mature; and

               (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of a Tax Event or a Regulatory Capital Event.

               (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities.

               (e) The Institutional Trustee shall take any Legal Action which arises out of or in connection with (i) an Event of Default of which a Responsible Officer of the Institutional Trustee has actual knowledge or (ii) the Institutional Trustee's duties and obligations under this Declaration or the Trust Indenture Act, and if such Institutional Trustee shall have failed to take such Legal Action, the Holders of the Preferred Securities may take such Legal Action, to the same extent as if such Holders of Preferred Securities held a principal amount of Debentures equal to the liquidation amount of such Preferred Securities, without first proceeding against the Institutional Trustee or the Trust; provided however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest then due on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Issuer to such Holder of Preferred Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

               (f) The Institutional Trustee shall not resign as a Trustee unless either:

               (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

               (ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 5.7.

               (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Institutional Trustee occurs and is continuing, the Institutional Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

               (h) The Institutional Trustee shall be authorized to undertake any actions set forth in ss. 317(a) of the Trust Indenture Act.

               (i) Subject to this Section 3.8, the Institutional Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

               The Institutional Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 3.9 Certain Duties and Responsibilities of the Institutional
            Trustee.

               (a) The Institutional Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and in the Securities and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Institutional Trustee has actual knowledge, the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

               (b) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                     (A) the duties and obligations of the Institutional Trustee shall be determined solely by the express provisions of this Declaration and in the Securities and the Institutional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration and in the Securities, and no implied covenants or obligations shall be read into this Declaration against the Institutional Trustee; and

                     (B) in the absence of bad faith on the part of the
               Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the requirements of this Declaration; provided, however, that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

               (ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a

       Responsible Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

               (iii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Outstanding Preferred Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

               (iv) no provision of this Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or indemnity reasonably satisfactory to the Institutional Trustee against such risk or liability is not reasonably assured to it;

               (v) the Institutional Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Institutional Trustee Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act and, to the extent applicable, Rule 3a-7 under the Investment Company Act;

               (vi) the Institutional Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

               (vii) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Institutional Trustee Account maintained by the Institutional Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

               (viii) the Institutional Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

SECTION 3.10   Certain Rights of Institutional Trustee.

               (a) Subject to the provisions of Section 3.9:

               (i) the Institutional Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

               (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

               (iii) whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

               (iv) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

               (v) the Institutional Trustee may consult with counsel or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

               (vi) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Institutional Trustee security and indemnity, reasonably satisfactory to the Institutional Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Institutional Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

               (vii) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Institutional Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

               (viii) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

               (ix) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action;

               (x) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Institutional Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions;

               (xi) except as otherwise expressly provided by this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

               (xii) the Institutional Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration; and

               (xiii) if (A) in performing its duties under this Declaration the Institutional Trustee is required to decide between alternative courses of action or (B) in construing any of the provisions in this Declaration, the Institutional Trustee finds the same ambiguous or same inconsistent with any other provisions contained herein or (C) the Institutional Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Preferred Securities Holders are entitled to vote under the terms of this Declaration, the Institutional Trustee shall deliver a notice to the Sponsor requesting written instructions of the Sponsor as to the course of action to be taken. The Institutional Trustee shall take such action, or refrain from taking such action, as the Institutional Trustee shall be instructed in writing to take, or to refrain from taking, by the Sponsor and shall be fully and conclusively protected in taking or refraining from taking such action as so instructed; provided, however, that the Institutional Trustee shall be under no duty to take any action unless and until so instructed by the Sponsor; and provided, further, that if the Institutional Trustee does not receive such instructions of the Sponsor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be fewer than two Business days), it may, but shall be under no duty to, take or refrain from taking any such action not inconsistent with this Declaration as it shall deem advisable and in the best interest of the Securities Holders, in which event the Institutional Trustee shall have no liability except for its own bad faith, negligence or willful misconduct.

               (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

SECTION 3.11 Delaware Trustee.

               Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Institutional Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of ss.3807 of the Business Trust Act.

SECTION 3.12 Execution of Documents.

               Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6; provided that, the registration statement referred to in Section 3.6(b)(i), including any amendments thereto, shall be signed by a majority of or, if there are less than three, all of the Regular Trustees.

SECTION 3.13 Not Responsible for Recitals or Issuance of Securities.

               The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 3.14 Duration of Trust.

               The Trust, unless terminated pursuant to the provisions of
Article VIII hereof, shall dissolve on May 15, 2052.

SECTION 3.15   Mergers.

               (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c).

               (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Institutional Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; provided that:

               (i) if the Trust is not the surviving entity, such successor entity (the "Successor Entity") either:

                     (A) expressly assumes all of the obligations of the Trust
               under the Securities; or

                     (B) substitutes for the Securities other securities having substantially the same terms as the Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

               (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee as the holder of the Debentures;

               (iii) the Preferred Securities or any Successor Securities are listed or quoted, or any Successor Securities will be so upon notice of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed or quoted;

               (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

               (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the new entity);

               (vi) such Successor Entity has a purpose identical to that of the Trust;

               (vii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of counsel to the Trust to the effect that:

                     (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity); and

                     (B) following such merger, consolidation, amalgamation or
               replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company;

                     (C) following such merger, consolidation, amalgamation or
               replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and

               (viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee and the Common Securities Guarantee.

               (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or the Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

SECTION 3.16 Limitation to Trust Property.

               All payments made by the Institutional Trustee or a Paying Agent in respect of the Securities shall be made only from the income and proceeds from the Trust Property and only to the extent that there shall be sufficient income or proceeds from the Trust Property to enable the Institutional Trustee or Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Security, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to it as herein provided and that the Trustees shall not be personally liable to it for any amount distributable in respect of any Security or for any other liability in respect of any Security; provided that this Section 3.16 does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration or, in the case of the Institutional Trustee, in the Trust Indenture Act.

SECTION 3.17 Compensation and Fees.

               (a) The Sponsor agrees:

               (i) to pay the Institutional Trustee from time to time compensation for all services rendered by the Institutional Trustee hereunder in accordance with a separate fee agreement between the Sponsor and the Institutional Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

               (ii) except as otherwise expressly provided herein, to reimburse the Institutional Trustee upon request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Institutional Trustee in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, bad faith or willful misconduct.

               (b) The provisions of this Section shall survive the termination of this Declaration.

                                   ARTICLE IV
                                     SPONSOR

SECTION 4.1 Sponsor's Purchase of Common Securities.

               On the Exchange Date, the Sponsor will purchase all of the Common Securities issued by the Trust at the same time as the Preferred Securities are issued in the Exchange.

SECTION 4.2 Responsibilities of the Sponsor.

               In connection with the issue and exchange of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

               (a) to prepare for filing by the Trust with the Commission a registration statement on Form S-4 in relation to the Exchange and the Preferred Securities, including any amendments thereto;

               (b) to determine the States in which to take appropriate action to qualify or register all or part of the Preferred Securities and/or the Exchange and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

               (c) to prepare for filing by the Trust an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Preferred Securities;

               (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

               (e) to negotiate the terms of the Dealer Manager Agreement and Terms Agreement.

                                    ARTICLE V
                                    TRUSTEES

SECTION 5.1 Number of Trustees.

               The number of Trustees initially shall be three (3), and:

               (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

               (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided, however, that, the number of Trustees shall in no event be less than two (2); provided further that (1) one Trustee shall be the Delaware Trustee; (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (a "Regular Trustee"); and (3) one Trustee shall be the Institutional Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

SECTION 5.2 Delaware Trustee.

               If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

               (a) a natural person who is a resident of the State of Delaware;
       or

               (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided that, if the Institutional Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Institutional Trustee shall also be the Delaware Trustee and Section
3.11 shall have no application.

SECTION 5.3    Institutional Trustee; Eligibility.

               (a) There shall at all times be one Trustee which shall act as Institutional Trustee which shall:

               (i) not be an Affiliate of the Sponsor; and

               (ii) be a financial institution organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this
       Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

               (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.7(c).

               (c) If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of ss. 310(b) of the Trust Indenture Act, the Institutional Trustee and the

Holder of the Common Securities (as if it were the obligor referred to in ss. 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of ss. 310(b) of the Trust Indenture Act.

               (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

               (e) The initial Institutional Trustee shall be:

                        Wilmington Trust Company

SECTION 5.4    Certain Qualifications of Regular Trustees and
               Delaware Trustee Generally.

               Each Regular Trustee and the Delaware Trustee (unless the Institutional Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5 Regular Trustees.

               The initial Regular Trustees shall be:

                               Peter Gallant
                               Ann Goodbody

               (a) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

               (b) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6, provided, that, the registration statement referred to in Section 3.6, including any amendments thereto, shall be signed by a majority of or, if there are less than three, all of the Regular Trustees; and

               (c) a Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 3.6.

SECTION 5.6    Delaware Trustee.

               The initial Delaware Trustee shall be:

               Wilmington Trust Company

SECTION 5.7    Appointment, Removal and Resignation of
               Trustees.

               (a) Subject to Section 5.7(b), Trustees may be appointed or removed without cause at any time except during an Event of Default:

               (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

               (ii) after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

               (b)(i) The Trustee that acts as Institutional Trustee shall not be removed in accordance with Section 5.7(a) until a successor Trustee possessing the qualifications to act as Institutional Trustee under Section 5.3 (a "Successor Institutional Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Regular Trustees and the Sponsor; and

               (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.7(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections
       5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

               (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

               (i) No such resignation of the Trustee that acts as the Institutional Trustee shall be effective:

                     (A) until a Successor Institutional Trustee has been
               appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the resigning Institutional Trustee; or

                     (B) until the assets of the Trust have been completely
               liquidated and the proceeds thereof distributed to the holders of the Securities; and

               (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

               (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Institutional Trustee as the case may be if the Institutional Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this
Section 5.7.

               (e) If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
Section 5.7 within 60 days after delivery of an instrument of resignation or removal, the Institutional Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

               (f) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

SECTION 5.8 Vacancies among Trustees.

               If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.7.

SECTION 5.9 Effect of Vacancies.

               The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.7, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

SECTION 5.10   Meetings.

               If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

SECTION 5.11 Delegation of Power.

               (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

               (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

SECTION 5.12 Merger, Conversion, Consolidation or Succession to Business.

               Any corporation into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

SECTION 5.13 Co-Trustees and Separate Trustee.

               (a) Unless an Event of Default shall have occurred and be continuing, at any time or times for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Sponsor and the Institutional Trustee shall have power to appoint, and upon the written request of the Institutional Trustee, the Sponsor shall for such purpose join with the Institutional Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Institutional Trustee either to act as co-trustee, jointly with the Institutional Trustee, of all or any part of such Trust Property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 5.13. If the Sponsor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case of an Event of Default has occurred and is continuing, the Institutional Trustee alone shall have power to make such appointment.

               (b) Should any written instrument from the Sponsor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Sponsor.

               (c) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

               (i) The Securities shall be executed and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees designated for such purpose hereunder, shall be exercised, solely by such Trustees.

               (ii) The rights, powers, duties and obligations hereby conferred or imposed upon the Institutional Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Institutional Trustee or by the Institutional Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Institutional Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

               (iii) The Institutional Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Sponsor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 5.13, and, in case an Event of Default has occurred and is continuing, the Institutional Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Sponsor. Upon the written request of the Institutional Trustee, the Sponsor shall join with the Institutional Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this
       Section 5.13.

               (iv) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Institutional Trustee.

               (v) The Institutional Trustee shall not be liable by reason of any act or omission of a co-trustee or separate trustee.

               (vi) Any Act of Holders delivered to the Institutional Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

                                   ARTICLE VI
                                  DISTRIBUTIONS

SECTION 6.1    Distributions.

               Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and Additional Interest), premium and/or principal on the Debentures held by the Institutional Trustee (the amount of any such payment being a "Payment Amount"), the Institutional Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.

                                   ARTICLE VII
                             ISSUANCE OF SECURITIES

SECTION 7.1    General Provisions Regarding Securities.

               (a) The Regular Trustees shall on behalf of the Trust issue one class of preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Preferred Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities.") The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

               (b) The Certificates shall be signed on behalf of the Trust by a Regular Trustee. Such signature shall be the manual or facsimile signature of any present or any future Regular Trustee. In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

               (c) A Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Institutional Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Declaration.

               The Institutional Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Securities. An authenticating agent may authenticate Securities whenever the Institutional Trustee may do so. Each reference in this Declaration to authentication by the Institutional Trustee includes authentication by such agent. An authenticating agent has the same rights as the Institutional Trustee to deal with the Sponsor or an Affiliate.

               (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

               (e) Upon issuance of the Securities as provided in this Declaration and the receipt of the consideration therefor, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

               (f) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

SECTION 7.2 Paying Agent.

               The Trust shall appoint an agent (the "Paying Agent"), which shall initially be Citibank, N.A., which shall make Distributions to the Securities Holders from the Institutional

Trustee Account and shall report the amounts of such Distributions to the Regular Trustees and the Institutional Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Institutional Trustee Account for the purpose of making the Distributions. The Institutional Trustee shall be entitled to rely upon a certificate of the Paying Agent stating the amount of such funds so to be withdrawn and that the same are to be applied by the Paying Agent in accordance with this Section 7.2. The Regular Trustees may revoke such power and remove the Paying Agent in their sole discretion. The Paying Agent may choose any co-paying agent that is acceptable to the Regular Trustees. The Paying Agent shall be permitted to resign upon 30 days' notice to the Regular Trustees. In the event of the removal or resignation of the Paying Agent, the Regular Trustees shall appoint a successor that is reasonably acceptable to the Institutional Trustee to act as Paying Agent (which shall be a bank, trust company or an Affiliate of the Sponsor). The Regular Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed to execute and deliver to the Trustees an instrument in which such Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securities Holders in trust for the benefit of the Securities Holders entitled thereto until such sums shall be paid to such Securities Holders. The Paying Agent shall return all unclaimed funds to the Institutional Trustee and upon resignation or removal of a Paying Agent such Paying Agent also shall return all funds in its possession to the Institutional Trustee. The provisions of Sections 3.8(d), 3.9, 3.10 and 3.17 shall apply to the Paying Agent appointed hereunder, and the Paying Agent shall be bound by the requirements with respect to paying agents of securities issued pursuant to the Trust Indenture Act. Any reference in this Declaration to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

SECTION 7.3. Listing: The Regular Trustees shall use their best efforts to cause the Preferred Securities to be listed on the New York Stock Exchange, Inc., subject to notice of issuance, by the Exchange Date.

                                  ARTICLE VIII
                      DISSOLUTION AND TERMINATION OF TRUST

SECTION 8.1 Dissolution and Termination of Trust.

               (a) The Trust shall dissolve:

               (i) on May 15, 2052, the expiration term of the Trust;

               (ii) upon the bankruptcy of the Sponsor;

               (iii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor; the consent of at least a majority in liquidation amount of the Securities affected thereby voting together as a single class to file a certificate of cancellation with respect to the Trust or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

               (iv) upon the election by the Regular Trustees to dissolve the Trust, following the occurrence of a Tax Event or a Regulatory Capital Event in accordance with the terms of the Securities and the distribution of all of the Debentures endorsed thereon to the Holders of Securities in exchange for all of the Securities;

               (v) upon the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor or the Trust;

               (vi) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities; or

               (vii) before the issuance of any Securities, with the consent of all of the Regular Trustees and the Sponsor.

               (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), and upon the completion of the winding up of the Trust, one of the Trustees (each of whom is hereby authorized to take such action) shall file a certificate of cancellation with the Secretary of State of the State of Delaware terminating the Trust.

               (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                                   ARTICLE IX
                              TRANSFER OF INTERESTS

SECTION 9.1 Transfer of Securities.

               (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

               (b) Subject to this Article IX, Preferred Securities shall be freely transferable.

               (c) The Sponsor may not transfer the Common Securities.

SECTION 9.2 Transfer of Certificates.

               (a) The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Trust or the Sponsor may reasonably require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

               (b) Upon receipt by the Institutional Trustee of a Definitive Preferred Security Certificate, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Institutional Trustee, requesting transfer of such Definitive Preferred Security Certificate for a beneficial interest in a Global Certificate, the Institutional Trustee shall cancel such Definitive Preferred Security Certificate and cause, or direct the Clearing Agency to cause, the aggregate number of Preferred Securities represented by the appropriate Global Certificate to be increased accordingly. If no Global Certificates are then outstanding, the Trust shall issue and the Institutional Trustee shall authenticate, upon written order of any Regular Trustee, an appropriate number of Preferred Securities in global form.

               (c) Upon receipt by the Institutional Trustee from the Clearing Agency or its nominee on behalf of any Person having a beneficial interest in a Global Certificate of written instructions or such other form of instructions as is customary for the Clearing Agency or the person designated by the Clearing Agency, requesting transfer of a beneficial interest in a Global Certificate for a Definitive Preferred Security Certificate, then the Institutional Trustee or the securities custodian, at the direction of the Institutional Trustee, will cause, in accordance with the standing instructions and procedures existing between the Clearing Agency and the securities custodian, the aggregate principal amount of the Global Certificate to be reduced on its books and records and, following such reduction, the Trust will execute and the Institutional Trustee will authenticate and deliver to the transferee a Definitive Preferred Security Certificate.

               Definitive Preferred Security Certificates issued in exchange for a beneficial interest in a Global Certificate shall be registered in such names and in such authorized denominations as the Clearing Agency, pursuant to instructions from its Clearing Agency Participants or indirect participants or otherwise, shall instruct the Institutional Trustee. The Institutional Trustee shall deliver such Preferred Securities to the persons in whose names such Preferred Securities are so registered in accordance with the instructions of the Clearing Agency.

               (d) Notwithstanding any other provisions of this Declaration, a Global Certificate may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or another nominee of the Clearing Agency or by the Clearing Agency or any such nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency.

SECTION 9.3    Deemed Security Holders.

               The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

SECTION 9.4    Book Entry Interests.

               Unless otherwise specified in the terms of the Preferred Securities, the Preferred Securities Certificates, on original issuance, will be issued in the form of one or more, fully registered, global Preferred Security Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 9.7. Unless and until definitive, fully registered Preferred Security Certificates (the "Definitive Preferred Security Certificates") have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7:

               (a) the provisions of this Section 9.4 shall be in full force and effect;

               (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to the Preferred Security Beneficial Owners;

               (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section 9.4 shall control; and

               (d) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants.

               Clearing Agency Participants shall have no rights under this Declaration with respect to any Global Certificate held on their behalf by the Clearing Agency or by the Institutional Trustee as the custodian of the Clearing Agency or under such Global Certificate, and the Clearing Agency may be treated by the Trust, the Institutional Trustee and any agent of the Trust or the Institutional Trustee as the absolute owner of such Global Certificate for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Institutional Trustee or any agent of the Trust or the Institutional Trustee from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or impair, as between the Clearing Agency and its Clearing Agency Participants, the operation of customary practices of such Clearing Agency governing the exercise of the rights of a holder of a beneficial interest in any Global Certificate.

               At such time as all beneficial interests in a Global Certificate have either been exchanged for Definitive Preferred Security Certificates to the extent permitted by this Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global Certificate shall be returned to the Clearing Agency for cancellation or retained and canceled by the Institutional Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Certificate is exchanged for Definitive Preferred Security Certificates, or if Definitive Preferred Security Certificates are exchanged for a beneficial interest in a Global Certificate, Preferred Securities represented by such Global Certificate shall be reduced or increased and an adjustment shall be made on the books and records of the Institutional Trustee (if it is then the securities custodian for such Global Certificate) with respect to such Global Certificate, by the Institutional Trustee or the securities custodian, to reflect such reduction or increase.

SECTION 9.5 Notices to Clearing Agency.

               Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, unless and until Definitive Preferred Security Certificates shall have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7, the Regular Trustees shall give all such notices and communications specified herein to be given to the Preferred Security Holders to the Clearing Agency, and shall have no notice obligations to the Preferred Security Beneficial Owners.

SECTION 9.6    Appointment of Successor Clearing Agency.

               If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.

SECTION 9.7    Definitive Preferred Security Certificates.

               If:

               (a) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.6; or

               (b) the Regular Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Preferred Securities,

then:

               (c) Definitive Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Preferred Securities; and

               (d) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Preferred Securities may be listed, or to conform to usage.

SECTION 9.8    Mutilated, Destroyed, Lost or Stolen
               Certificates.

               If:

               (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

               (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless,

then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Regular Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                    ARTICLE X
                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1   Liability.

               (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

               (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; or

               (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

               (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

               (c) Pursuant to ss. 3803(a) of the Business Trust Act, the Holders of the Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2   Exculpation.

               (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

               (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 10.3 Fiduciary Duty.

               (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

               (b) Unless otherwise expressly provided herein:

               (i) whenever a conflict of interest exists or arises between any Covered Persons; or

               (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

               (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

               (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

               (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 10.4   Indemnification.

               (a) (i) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

               (ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

               (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

               (iv) Any indemnification under paragraphs (i) and (ii) of this
       Section 10.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

               (v) Expenses (including attorneys' fees and expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) by the Debenture Issuer that, based upon the facts known to the Regular

       Trustees, counsel or the Debenture Issuer at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Debenture Issuer reasonably determine that such person deliberately breached his duty to the Trust or its Common or Preferred Security Holders.

               (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

               (vii) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

               (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

               (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

               (b) The Debenture Issuer agrees to indemnify the (i) Institutional Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Institutional Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this
Section 10.4(b) shall survive the satisfaction and discharge of this Declaration.

SECTION 10.5 Outside Businesses.

               Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE XI
                                   ACCOUNTING

SECTION 11.1 Fiscal Year.

               The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2   Certain Accounting Matters.

               (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes.

               (b) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

               (c) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 11.3   Banking.

               The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Trust shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Institutional

Trustee shall designate the signatories for the Institutional Trustee Account.

SECTION 11.4   Withholding.

               The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE XII
                             AMENDMENTS AND MEETINGS

SECTION 12.1   Amendments.

               (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

               (i) the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees);

               (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee; and

               (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;

               (b) no amendment shall be made, and any such purported amendment shall be void and ineffective:

               (i) unless, in the case of any proposed amendment, the Institutional Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

               (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee shall have first received:

                     (A) an Officers' Certificate from each of the Trust and the
               Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                     (B) an opinion of counsel (who may be counsel to the
               Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

               (iii) to the extent the result of such amendment would be to:

                     (A) cause the Trust to fail to continue to be classified
               for purposes of United States federal income taxation as a grantor trust;

                     (B) reduce or otherwise adversely affect the powers of the
               Institutional Trustee in contravention of the Trust Indenture Act; or

                     (C) cause the Trust to be deemed to be an Investment
               Company required to be registered under the Investment Company
               Act;

               (c) at such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

               (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

               (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities and;

               (f) the rights of the Holders of the Common Securities under
Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

               (g) Sections 12.1(a)(ii) and 12.1(b) shall not be amended without the consent of the Institutional Trustee and Section 12.1(a)(iii) shall not be amended without the consent of the Delaware Trustee; and

               (h) notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

               (i) cure any ambiguity;

               (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

               (iii) add to the covenants, restrictions or obligations of the Sponsor, provided such amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders;

               (iv) to conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders; and

               (v) to modify, eliminate or add to any provision of the Declaration to such extent as may be necessary to eliminate or reduce the adverse effects resulting from the occurrence of a Tax Event or Regulatory Capital Event, provided such amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders.

SECTION 12.2 Meetings of the Holders of Securities; Action by Written Consent.

               (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Security Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

               (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

               (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

               (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

               (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

               (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII
                    REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                              AND DELAWARE TRUSTEE

SECTION 13.1 Representations and Warranties of Institutional Trustee.

               The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee that:

               (a) the Institutional Trustee is a Delaware banking corporation with trust powers and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

               (b) the execution, delivery and performance by the Institutional Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. The Declaration has been duly executed and delivered by the Institutional Trustee, and it constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

               (c) the execution, delivery and performance of this Declaration by the Institutional Trustee does not conflict with or constitute a breach of the charter or by-laws of the Institutional Trustee; and

               (d) no consent, approval or authorization of, or registration with or notice to, any Delaware State or federal banking authority is required for the execution, delivery or performance by the Institutional Trustee, of this Declaration.

SECTION 13.2 Representations and Warranties of Delaware Trustee.

               The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

               (a) The Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

               (b) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

               (c) No consent, approval or authorization of, or registration with or notice to, any federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of this Declaration.

               (d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

                                   ARTICLE XIV
                                  MISCELLANEOUS

SECTION 14.1   Notices.

               All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

               (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):


                        Citicorp Capital [ ]
                        c/o Citicorp
                        399 Park Avenue
                        New York, New York  10043
                        Attention: Treasurer
                        Telecopy:  (212) 527-2765

               (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):

                        Wilmington Trust Company
                        Rodney Square North
                        1100 North Market Street
                        Wilmington, Delaware  19890-0001
                        Attention: Corporate Trust Department
                        Telecopy:  (302) 651-1576

               (c) if given to the Institutional Trustee, at the Institutional Trustee's mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the Securities):

                        Wilmington Trust Company
                        Rodney Square North
                        1100 North Market Street
                        Wilmington, Delaware  19890-0001
                        Attention: Corporate Trust Trustee
                                 Administration
                            Telecopy: (302) 651-1576

               (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                        Citicorp
                        399 Park Avenue
                        New York, New York  10043
                        Attention: Treasurer

               (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

               All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 14.2 Governing Law.

               This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to the principles of conflict of laws of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration any provision of the laws (statutory or common) of the State of Delaware pertaining to trusts that relate to or regulate, in a manner inconsistent with the terms hereof (a) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (b) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (c) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (d) fees or other sums payable to trustees, officers, agents or employees of a trust, (e) the allocation of receipts and expenditures to income or principal, (f) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets or (g) the establishment of fiduciary or other standards of responsibility or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees as set forth or referenced in this Declaration. Section 3540 of Title 12 of the Delaware Code shall not apply to the Trust.

SECTION 14.3 Intention of the Parties.

               It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 14.4   Headings.

               Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 14.5   Successors and Assigns

               Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 14.6 Partial Enforceability.

               If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 14.7   Counterparts.

               This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

               IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.


                                            __________________________________
                                            Peter Gallant, as Regular Trustee


                                            __________________________________
                                            Ann Goodbody, as Regular Trustee


                                            WILMINGTON TRUST COMPANY,
                                            as Delaware Trustee


                                            By:_______________________________
                                            Name:
                                            Title:


                                            WILMINGTON TRUST COMPANY,
                                              as Institutional Trustee


                                            By:_______________________________
                                            Name:
                                            Title:


                                            CITICORP,
                                            as Sponsor


                                            By:_______________________________
                                            Name:
                                            Title:

                                     ANNEX I


                                    TERMS OF
                           ______% CAPITAL SECURITIES
                            ______% COMMON SECURITIES


               Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust of Citicorp Capital __, dated as of __________, 1997 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities ("Preferred Securities" or "Capital Securities") and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Prospectus referred to below):

               1. Designation and Number.

               (a) Preferred Securities. _________ Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of __________ dollars ($_________) and a liquidation amount with respect to the assets of the Trust of $25 per preferred security, are hereby designated for the purposes of identification only as "____% Capital Securities" (the "Preferred Securities"). The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed.

               (b) Common Securities. ____ Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of ________ dollars ($________) and a liquidation amount with respect to the assets of the Trust of $25 per common security, are hereby designated for the purposes of identification only as "_____% Common Securities" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

               2. Distributions.

               (a) Distributions payable on each Security will be fixed at a rate per annum of ____% (the "Coupon Rate") of the stated liquidation amount of $25 per Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarterly Distribution period will bear additional distributions thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such additional distributions payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarterly Distribution period.

               In addition, a Distribution (the "Additional Distribution") shall be made on the Securities on May 15, 1997, in an amount equal to the per annum rate of __% on the stated liquidation amount of $25 per Security for the period from and including February 15, 1997 to but excluding the Expiration Date. Such Additional Distribution shall not be subject to any deferral provided in the following paragraph.

               (b) Distributions on the Securities will be cumulative, and Distributions other than the Additional Distribution will accrue from _________, 1997, and will be payable quarterly in arrears, on February 15, May 15, August 15 and November 15 of each year, commencing on May 15, 1997, except as otherwise described below. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarterly Distribution periods, including the first such quarterly Distribution period during such period (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, provided that no Extension Period shall extend beyond the maturity date of the Debentures. As a consequence of such deferral, Distributions (other than the Additional Distribution) will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with additional distributions thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not exceed 20 consecutive quarterly Distribution periods, including the first quarterly Distribution period during such Extension Period, or extend beyond the maturity date of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

               (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Preferred Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates which payment dates correspond to the interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Preferred Securities will be made as described under the heading "Description of the Capital Securities -- Book-Entry Only Issuance -- The Depository Trust Company" in the Prospectus dated _________, 1997 (the "Prospectus"), of the Trust included in the Registration Statement on Form S-4 of the Sponsor, the Trust and certain other business trusts. The relevant record dates for the Common Securities shall be the same record date as for the Preferred Securities. If the Preferred Securities shall not continue to remain in book-entry only form, the relevant record dates for the Preferred Securities shall conform to the rules of any securities exchange on which the securities are listed and, if none, shall be selected by the Regular Trustees, which dates shall be at least one Business Day but not more than ten Business Days before the relevant payment dates, which payment dates correspond to the interest payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

               (d) If at any time while the Institutional Trustee is the Holder of any Debentures, the Debenture Issuer is required to pay any Additional Interest to the Trust or the Institutional Trustee under the Debentures, the Payment Amount with respect to Distributions on the Securities pursuant to
Section 6.1 of the Declaration shall include any such Additional Interest.

               (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

               3. Liquidation Distribution Upon Dissolution.

               In the event of any voluntary or involuntary dissolution, winding-up or liquidation of the Trust, the Holders of the Securities on the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, an amount equal to the aggregate of the stated liquidation amount of $25 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, winding-up or termination, Debentures in an aggregate stated principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act.

               If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

               4. Redemption and Distribution.

               (a) Upon the repayment of the Debentures in whole or in part, whether at maturity or upon redemption (either at the option of the Debenture Issuer at any time on or after May 15, 2002 or pursuant to a Tax Event or Regulatory Capital Event at any time prior to May 15, 2002), the proceeds from such repayment or redemption shall be simultaneously applied to redeem, at the Securities Redemption Price, Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed; provided that holders will be given not less than 30 nor more than 60 days notice of such redemption of Securities.

               (b) The "Securities Redemption Price" for each $25 in stated liquidation amount of Securities shall be:

               (i) in the case of redemption of the Securities upon the maturity of the Debentures, the liquidation amount of $25 per Security, plus accrued and unpaid Distributions thereon to but excluding the date of redemption; and

               (ii) in the case of redemption of the Securities upon any redemption of the Debentures by the Debenture Issuer (either at the option of the Debenture Issuer at any time on or after May 15, 2002 or pursuant to a Tax Event or Regulatory Capital Event at any time prior to May 15, 2002), equal to the applicable Redemption Price (as defined in the Indenture) payable with respect to each $25 principal amount of Debentures so redeemed in accordance with the terms of the Debentures.

               If, at any time, a Regulatory Capital Event shall occur and be continuing, the Sponsor may (i) cause the Trust to be dissolved, with the result that after satisfaction of liabilities to creditors, if any, Debentures with an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the distribution rate of, and accrued and unpaid interest equal to accrued and unpaid distributions on, the Securities, would be distributed to the Holders of the Securities in liquidation of such holders' interests in the Trust on a pro rata basis within 90 days following the occurrence of such Regulatory Capital Event or (ii) within 90 days following the occurrence of such Regulatory Capital Event, redeem the Debentures, in whole or in part, upon not less than 30 nor more than 60 days' notice, for cash, with the result that, following such redemption, Securities will be redeemed by the Trust at the Securities Redemption Price; provided, however, that if at the time there is available to the Sponsor or the Trust the opportunity to eliminate within such 90- day period, the Regulatory Capital Event by taking some ministerial action, such as filing a form or making an election or pursuing some other similar reasonable measure that has no adverse effect on the Trust, the Sponsor or the holders of the Securities, then the Sponsor or the Trust will pursue such measure in lieu of distribution or redemption of the Debentures.

               (c) "Regulatory Capital Event" means a determination by the Sponsor, based on an opinion of counsel experienced in such matters (who may be an employee of the Sponsor or any of its affiliates), that, as a result of any amendment to, clarification of or change (including any announced prospective change) in applicable laws or regulations or official interpretations thereof or policies with respect thereto, which amendment, clarification or change is effective after the date of the Prospectus, there is more than an insubstantial risk that the Preferred Securities will no longer constitute Tier 1 capital of the Sponsor (or its equivalent) for purposes of the capital adequacy guidelines of the Board of Governors of the Federal

Reserve System or its successor as the Sponsor's primary federal banking regulator.

               "Tax Event" means the Regular Trustees shall have received an opinion (a "Dissolution Tax Opinion") of a nationally recognized independent tax counsel experienced in such matters ("Tax Counsel") to the effect that, as a result of (a) any amendment to, clarification of or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination on or after such date), there is more than an insubstantial risk that (i) the Trust would be subject to United States federal income tax with respect to income accrued or received on the Debentures, (ii) interest payable to the Trust on the Debentures would not be deductible by the Sponsor for United States federal income tax purposes or (iii) the Trust would be subject to more than a de minimis amount of other taxes, duties or other governmental charges, provided that any such change, clarification or amendment becomes effective on or after the date of the Prospectus.

               If, at any time, a Tax Event shall occur and be continuing, the Sponsor may cause the Trust to be dissolved, with the result that after satisfaction of liabilities to creditors, if any, Debentures with an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the distribution rate of, and accrued and unpaid interest equal to accrued and unpaid distributions on, the Securities, would be distributed to the holders of the Securities in liquidation of such holders' interests in the Trust on a Pro Rata basis within 90 days following the occurrence of such Tax Event; provided that such dissolution and distribution shall be conditioned on (i) the Regular Trustees' receipt of an opinion of Tax Counsel (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the holders of the Securities will not recognize any gain or loss for United States federal income tax purposes as a result of such dissolution and distribution of Debentures and (ii) the Sponsor being unable to avoid such Tax Event within such 90-day period by taking some ministerial action or pursuing some other reasonable measure that will have no adverse effect on the Trust, the Sponsor or the Holders of the Securities. Furthermore, if after receipt of a Dissolution Tax Opinion by the Regular Trustees (i) the Sponsor has received an opinion (a "Redemption Tax Opinion") of Tax Counsel that, as a result of a Tax Event, there is more than an insubstantial risk that the Sponsor would be precluded from deducting the interest on the

Debentures for United States federal income tax purposes, even after the Debentures were distributed to the holders of Securities in liquidation of such Holders' interests in the Trust as described above, or (ii) the Regular Trustees shall have been informed by such Tax Counsel that it cannot deliver a No Recognition Opinion to the Trust, the Sponsor shall have the right, within 90 days following the occurrence of such Tax Event, to redeem the Debentures, in whole or in part, upon not less than 30 nor more than 60 days' notice, for cash, with the result that, following such redemption, the Securities will be redeemed by the Trust at the Securities Redemption Price; provided, however, that if at the time there is available to the Sponsor or the Trust the opportunity to eliminate, within such 90-day period, the Tax Event by taking some ministerial action, such as filing a form or making an election or pursuing some other similar reasonable measure that has no adverse effect on the Trust, the Sponsor or the Holders of the Securities, then the Sponsor or the Trust will pursue such measure in lieu of redemption of the Debentures.

               (d) In the case of a redemption, if fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be as described in Section 4(g)(ii) below.

               (e) On and from the date fixed by the Regular Trustees for any distribution of Debentures and dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) The Depository Trust Company (the "Depository") or its nominee (or any successor Clearing Agency or its nominee), as the record Holder of the Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and any certificates representing Securities, except for certificates representing Preferred Securities held by the Depository or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

               (f) The Trust may not redeem fewer than all the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

               (g) The procedure with respect to redemptions and distributions of Debentures shall be as follows:

               (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this
       Section 4(g)(i), a Redemption/ Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

               (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Preferred Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by the Depository or its nominee (or any successor Clearing Agency or its nominee), the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

               (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are to be redeemed as set out in this Section 4 (which notice will be irrevocable), then (A) while the Preferred Securities are in book-entry only form, with respect to the Preferred Securities, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will deposit irrevocably with the Depository or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Securities Redemption Price with respect to the Preferred Securities and will give the Depository irrevocable instructions and authority to pay the Securities Redemption Price to the Holders of the Preferred Securities, and (B) with respect to Preferred Securities issued in definitive form and Common Securities, provided that the

       Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will pay the relevant Securities Redemption Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Securities Redemption Price, but without interest on such Securities Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Securities Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Securities Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Institutional Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the Securities Redemption Price shall include such additional accrued Distributions.

               (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in respect of the Preferred Securities, the Depository or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Preferred Security Certificates have been issued, to the Holder thereof, and (B) in respect of the Common Securities to the Holder thereof.

               (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws and banking laws), provided the acquiror is not the Holder of the Common Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding

       Preferred Securities by tender, in the open market or by private agreement.

               5. Voting Rights - Preferred Securities.

               (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

               (b) Subject to the requirements set forth in this paragraph, the Holders of a majority in aggregate liquidation amount of the Preferred Securities, voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercise any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as holder of the Debentures, to (i) exercise the remedies available under the Indenture, conduct any proceeding for any remedy available to the Debenture Trustee, or exercise any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 2.6 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided, however, that, where a consent under the Indenture would require the consent or act of the Holders of greater than a majority of the Holders in principal amount of Debentures affected thereby, (a "Super Majority"), the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Preferred Securities under this paragraph unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Institutional Trustee fails to enforce its rights under the Declaration, any Holder of Preferred Securities may institute a legal proceeding directly against any person to enforce the Institutional Trustee's rights under the Declaration without first instituting a legal proceeding against the Institutional Trustee or any other person. If a Declaration Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the holders of the Common Securities Holder will be subrogated to the rights of such holder of Preferred Securities to the extent of any payment made by the Issuer to such holder of Preferred Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

               Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

               No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

               Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding, unless all of the Preferred Securities are owned by the sponsor or any such Affiliate.

               6. Voting Rights - Common Securities.

               (a) Except as provided under Sections 6(b), (c), 7(a) and 8 as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

               (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

               (c) Subject to Section 2.6 of the Declaration and only after the Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 2.6 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided that, where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Debentures affected thereby (a "Super Majority"), the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Pursuant to this Section 6(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Institutional Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may institute a legal proceeding directly against any Person to enforce the Institutional Trustee's rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

               Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

               No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

               7. Amendments to Declaration and Indenture.

               (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of any or all of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Securities voting together as a single class will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities affected thereby; provided, that, if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

               (b) In the event the consent of the Institutional Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination on the Indenture or the Debentures, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where the taking of any such action under the Indenture would require the consent of the holders of greater than a majority in aggregate principal amount of the Debentures (a "Super Majority"), the Institutional Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that where the taking of any such action under the Indenture would require the consent of every holder of the Debentures, the consent of all holders of Securities shall be required; provided, further, that the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this Section 7(b) unless the Institutional Trustee has obtained an opinion of nationally recognized independent tax counsel in such matters to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

               8. Pro Rata.

               A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

               9. Ranking.

               The Preferred Securities rank pari passu with the Common Securities and payment thereon shall be made Pro Rata with the Common Securities, except that, if an Event of Default under the Declaration occurs and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the Holders of the Preferred Securities shall be paid in full the Distributions, redemption, liquidation and other payments to which they are entitled.

               10. Acceptance of Securities Guarantee and Indenture.

               Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

               11. No Preemptive Rights.

               The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

               12. Miscellaneous.

               These terms constitute a part of the Declaration.

               The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate) and the Indenture (including any supplemental indenture) to a Holder without charge on written request to the Sponsor at its principal place of business.

               The Securities shall be governed by and interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

                                   EXHIBIT A-1

                     FORM OF PREFERRED SECURITY CERTIFICATE


               This Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depositary") or a nominee of the Depositary. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

               Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) to the Trust or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

Certificate Number                                Number of Preferred Securities

                                                         CUSIP NO. 17303 _______

                   Certificate Evidencing Preferred Securities

                                       of

                              CITICORP CAPITAL [ ]


                             ___% Capital Securities
                  (liquidation amount $25 per Capital Security)

               CITICORP CAPITAL [ ], a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ______________ (the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the _____% Capital Securities (liquidation amount $25 per Capital Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person


                                      A1-1
or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of _________, 1997, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

               Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

               By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

               IN WITNESS WHEREOF, the Trust has executed this certificate this ____ day of __________, 1997.


                                            CITICORP CAPITAL [ ]


                                            By:________________________________
                                               Name:
                                               Title: Regular Trustee


                                      A1-2

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

               This is one of the Preferred Securities referred to in the within-mentioned Declaration.


Dated __________, ____

                                            The Wilmington Trust Company,
                                              as Institutional Trustee


                                            By:_______________________________
                                                 Authorized Signatory


                                                          or


                                            Citibank, N.A.
                                              as Authenticating Agent


                                            By:_______________________________
                                                Authorized Signatory


                                      A1-3

                          [FORM OF REVERSE OF SECURITY]

               Distributions payable on each Preferred Security will be fixed at a rate per annum of ___% (the "Coupon Rate") of the stated liquidation amount of $25 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarterly Distribution period will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarterly Distribution period.

               In addition, each Preferred Security will be entitled to its pro rata share of an Additional Distribution payable on May 15, 1997, as provided in the Declaration and Section 2(a) of Annex I thereto.

               Except as otherwise described below, Distributions on the Preferred Securities will be cumulative, and Distributions (other than the Additional Distribution) will accrue from the date of original issuance and will be payable quarterly in arrears, on February 15, May 15, August 15 and November 15 of each year, commencing on May 15, 1997. Distributions will be payable to the holders of record on the relevant record dates (as specified in the Declaration) next preceding such payment dates. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarterly interest periods, including the first such quarterly Distribution period during such extension period (each an "Extension Period"), provided that no Extension Period shall extend beyond the date of the maturity of the Debentures. As a consequence of such deferral, Distributions (other than the Additional Distribution) will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not exceed 20 consecutive quarterly interest periods, including the first quarterly interest period during such Extension Period, or extend


                                      A1-4
beyond the maturity date of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

               Upon the occurrence and continuation of a Tax Event, (x) the Sponsor shall have the right, in certain circumstances described in Annex I to the Declaration, to liquidate the Trust within 90 days following the occurrence of such Tax Event and cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust and (y) prior to May 15, 2002, the Debenture Issuer shall have the right, in certain circumstances described in Annex I to the Declaration, to redeem the Debentures in whole or in part within 90 days following the occurrence of such Tax Event and, following such redemption, cause Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed to be redeemed by the Trust.

               Upon the occurrence and continuation of a Regulatory Capital Event, (x) the Sponsor shall have the right to liquidate the Trust within 90 days following the occurrence of such Regulatory Capital Event and cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust and (y) prior to May 15, 2002, the Debenture Issuer shall have the right to redeem the Debentures in whole or in part within 90 days following the occurrence of such Regulatory Capital Event and, following such redemption, cause Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed to be redeemed by the Trust.

               The Preferred Securities shall be redeemable as provided in the Declaration.


                                      A1-5

                              _____________________


                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
        (Insert assignee's social security or tax identification number)


________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                    (Insert address and zip code of assignee)


and irrevocably appoints
________________________________________________________________________________
________________________________________________________________________________
___________________________________________________________ agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date: _______________________

Signature: __________________
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

Signature Guarantee*: ___________________________________


________
* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.


                                      A1-6

                                   EXHIBIT A-2

                       FORM OF COMMON SECURITY CERTIFICATE


Certificate Number                                  Number of Common Securities

                    Certificate Evidencing Common Securities

                                       of

                              CITICORP CAPITAL [ ]

                             ___% Common Securities
                  (liquidation amount $25 per Common Security)


               CITICORP CAPITAL [ ], a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Citicorp (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the ___% Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of _________, 1997, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Sponsor at its principal place of business.

               Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.

               By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.


                                      A2-1

               IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of , 1997.


                                            CITICORP CAPITAL [ ]


                                            By:________________________________
                                                Name:
                                                Title: Regular Trustee


                                      A2-2

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

               This is one of the Common Securities referred to in the within-mentioned Declaration.

Dated __________, ____

                                            The Wilmington Trust Company,
                                              as Institutional Trustee


                                            By:_____________________________
                                                 Authorized Signatory

                                                         or

                                            Citibank, N.A.,
                                              as Authenticating Agent


                                            By:_____________________________
                                                  Authorized Signatory


                                      A2-3

                          [FORM OF REVERSE OF SECURITY]

               Distributions payable on each Common Security will be fixed at a rate per annum of ___% (the "Coupon Rate") of the stated liquidation amount of $25 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarterly Distribution period will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarterly Distribution period.

               In addition, each Common Security will be entitled to its pro rata share of an Additional Distribution payable on May 15, 1997, as provided in the Declaration and Section 2(a) of Annex I thereto.

               Except as otherwise described below, Distributions (other than the Additional Distribution) on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable semiannually in arrears, on February 15, May 15, August 15 and November 15 of each year, commencing on May 15, 1997, to Holders of record fifteen (15) days prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive calendar quarterly interest periods, including the first such quarter during such extension period (each an "Extension Period"), provided that no Extension Period shall extend beyond the date of the maturity of the Debentures. As a consequence of such deferral, Distributions (other than the Additional Distribution) will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not exceed 20 consecutive calendar quarterly interest periods, including the first quarterly interest period during such Extension Period, or extend beyond the maturity date of the Debentures. Payments of accrued Distributions will be


                                      A2-4
payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

               Upon the occurrence and continuation of a Tax Event, (x) the Sponsor shall have the right, in certain circumstances described in Annex I to the Declaration, to liquidate the Trust within 90 days following the occurrence of such Tax Event and cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust and (y) prior to May 15, 2002, the Debenture Issuer shall have the right, in certain circumstances described in Annex I to the Declaration, to redeem the Debentures in whole or in part within 90 days following the occurrence of such Tax Event and, following such redemption, cause Securities with an aggregate liquidation amount equal to the aggregate amount of the Debentures so redeemed to be redeemed by the Trust.

               Upon the occurrence and continuation of a Regulatory Capital Event, (x) the Sponsor shall have the right to liquidate the Trust within 90 days following the occurrence of such Regulatory Capital Event and cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust and (y) prior to May 15, 2002, the Debenture Issuer shall have the right to redeem the Debentures in whole or in part within 90 days following the occurrence of such Regulatory Capital Event and, following such redemption, cause Securities with an aggregate liquidation amount equal to the aggregate amount of the Debentures so redeemed to be redeemed by the Trust.

               The Common Securities shall be redeemable as provided in the Declaration.


                                      A2-5

                              _____________________


                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
        (Insert assignee's social security or tax identification number)


________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                    (Insert address and zip code of assignee)


and irrevocably appoints
________________________________________________________________________________
________________________________________________________________________________
___________________________________________________________ agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date: _______________________

Signature: __________________
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

Signature Guarantee*: ___________________________________


________
* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.


                                      A2-6

                                    EXHIBIT B

                              SPECIMEN OF DEBENTURE

                                    EXHIBIT C

                            DEALER MANAGER AGREEMENT




                                       C-1